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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 31, 2003
                                                         ----------------


                            NAVISTAR FINANCIAL RETAIL
                            -------------------------
                             RECEIVABLES CORPORATION
                             -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     Delaware                                  333-67112                          51-0337491
                     --------                                  ---------                          ----------
  (State or other jurisdiction of incorporation)        (Commission File Number)       (IRS Employer Identification No.)

                                2850 W. Golf Road
                         Rolling Meadows, Illinois 60008
                         -------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (847) 734-4000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On October 31, 2003, Navistar Financial Retail Receivables Corporation, a Delaware corporation (the "Registrant"), entered into a trust agreement (the "Trust Agreement"), a copy of which is filed as an exhibit hereto, with Chase Manhattan Bank USA, National Association, creating Navistar Financial 2003-B Owner Trust (the "Trust"), a Delaware statutory trust. On October 31, 2003, the Registrant, as seller and the Trust, entered into a Pooling Agreement (the "Pooling Agreement"), a copy of which is filed as an exhibit hereto, pursuant to which retail loans secured by medium and heavy duty trucks, truck chassis, buses and trailers and related property and a beneficial interest in retail leases of medium and heavy duty trucks, truck chassis, buses and trailers and related property were transferred to the Trust. On October 31, 2003, the Trust sold Asset Backed Notes, Series 2003-B, Class A-1, Class A-2, Class A-3, Class A-4 and Class B (the "Notes"), having an aggregate original principal amount of $550,000,000.00. The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of October 31, 2003, between the Trust and The Bank of New York, as indenture trustee, a copy of which is filed as an exhibit hereto. The Notes were sold to J.P. Morgan Securities Inc., Citigroup Global Markets, Inc. and RBC Dain Rauscher Inc., as underwriters, pursuant to an Underwriting Agreement, dated as of October 23, 2003, (the "Underwriting Agreement"), by and among the Registrant, the Servicer and J.P. Morgan Securities Inc., as representative of the underwriters, a copy of which is filed as an exhibit hereto.

Item 7. Financial Statements and Exhibits.

   (c) Exhibits

    Exhibit No.        Description
    -----------        -----------
    Exhibit 1.1        Underwriting Agreement, dated as of October 23, 2003.

    Exhibit 4.1        Pooling Agreement, dated as of October 31, 2003.

    Exhibit 4.2        Indenture, dated as of October 31, 2003.

    Exhibit 4.3        Trust Agreement, dated as of October 31, 2003.

    Exhibit 99.1       Purchase Agreement, dated as of October 31, 2003.

    Exhibit 99.2       Administration Agreement, dated as of October 31, 2003.

    Exhibit 99.3       Servicing Agreement, dated October 31, 2003.

    Exhibit 99.4       Titling Trust Supplement, dated October 31, 2003.

    Exhibit 99.5       Collateral Supplement, dated October 31, 2003.

    Exhibit 99.6       Lease Purchase Agreement, dated October 31, 2003.

    Exhibit 99.7       Swap Counterparty Rights Agreement, dated October 31, 2003.

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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION


                              /s/ Andrew J. Cederoth
                              --------------------------------------------

                              By:  Andrew J. Cederoth
                              Its:  Vice President and Treasurer

Date: November 4, 2003

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